UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Firstfield Road, Suite 200 Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 8, 2017, Altimmune, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on May 4, 2017, the Company, formerly known as PharmAthene Inc., completed its merger with what was then known as “Altimmune, Inc.” (“Private Altimmune”). This Amendment No. 1 to the Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical interim financial statements of Private Altimmune for the three months ended March 31, 2017 and (ii) the pro forma condensed combined financial information for the three months ended March 31, 2017 as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Private Altimmune, as of and for the years ended December 31, 2015 and 2016, were filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 15, 2017. The unaudited financial statements of Private Altimmune, as of and for the three months ended March 31, 2017, are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Private Altimmune, as of and for the year ended December 31, 2016 was filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on May 15, 2017. The unaudited pro forma condensed combined financial information of the Company and Private Altimmune, as of and for the three months ended March 31, 2017 is filed herewith as Exhibit 99.3.

(d) Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2017	ALTTIMUNE INC.

	By:	/s/ William Enright
	Name:	William Enright
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Certificate of Amendment (Reverse Stock Split) to the Restated Certificate of Incorporation of the Company, dated May 4, 2017

3.2*	Certificate of Amendment (Name Change) to the Restated Certificate of Incorporation of the Company, dated May 4, 2017

3.3*	Amended and Restated Bylaws of Altimmune, Inc.

10.1*	Altimmune, Inc. 2017 Omnibus Incentive Plan

10.2*	Form of Incentive Stock Option Agreement under the Altimmune, Inc. 2017 Omnibus Incentive Plan

10.3*	Form of Non-Qualified Stock Option Agreement under the Altimmune, Inc. 2017 Omnibus Incentive Plan

16.1*	Letter dated May 5, 2017 from Ernst & Young LLP to the SEC

99.1*	Press release issued by Altimmune, Inc. on May 4, 2017

99.2**	Unaudited Financial Statements of Private Altimmune as of and for the three months ended March 31, 2017.

99.3**	Unaudited Pro Forma Condensed Combined Financial Information of PharmAthene and Private Altimmune as of and for the three months ended March 31, 2017.

*	Previously filed
**	Filed herewith